Exhibit 99.2

Max Capital Group Ltd.

Investor Financial Supplement

Fourth Quarter 2009

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Max Capital Group Ltd with the U.S. Securities Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act 1934.

Max Capital Group Ltd.

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill, +1-212-521-4800

MAX CAPITAL GROUP LTD.

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Cautionary note regarding forward-looking information

This financial supplement includes statements about future economic performance, finances, expectations, plans and prospects of Max Capital Group Ltd. that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward -looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward -looking statement whether as a result of new information, future developments or otherwise.

MAX CAPITAL GROUP LTD.

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Quarter Ended		Year Ended		Previous Year Quarter Change	Previous Year to Date Change

	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008
HIGHLIGHTS
Net income	$62,592	$(94,083)	$246,215	$(175,318)	n/a	n/a
Net operating income [a]	60,474	(85,520)	208,907	(143,752)	n/a	n/a
Operating cashflow	(56,699)	132,352	193,152	481,985	n/a	(59.9%)
Gross premiums written	278,333	372,065	1,375,001	1,254,250	(25.2%)	9.6%
Net premiums earned	207,273	301,499	834,356	813,510	(31.3%)	2.6%
Total assets	7,339,746	7,251,995	7,339,746	7,251,995	1.2%	1.2%
Total shareholders’ equity	1,564,633	1,280,331	1,564,633	1,280,331	22.2%	22.2%
PER SHARE
Basic earnings per share
Net income	$1.10	$(1.67)	$4.32	$(3.10)
Net operating income [a]	1.06	(1.52)	3.66	(2.54)
Diluted earnings per share
Net income	$1.08	$(1.67)	$4.26	$(3.10)
Net operating income [a]	1.04	(1.52)	3.62	(2.54)
Weighted average shares outstanding - basic	57,090,930	56,296,064	57,006,908	56,565,588
Weighted average shares outstanding - diluted	58,035,775	56,296,064	57,767,137	56,565,588
Book value per common share [b]	$28.01	$22.94	$28.01	$22.94	22.1%	22.1%
Diluted book value per share (treasury stock method) [b]	27.36	22.46	27.36	22.46	21.8%	21.8%
RATIOS
Annualized return on average shareholders equity [c]	16.1%	(29.5%)	17.3%	(12.2%)
Annualized net operating return on average shareholders equity [c]	15.5%	(26.8%)	14.7%	(10.0%)
Loss ratio [d]	55.9%	74.9%	62.4%	68.9%
Acquisition cost ratio [d]	11.1%	11.2%	12.1%	9.2%
General and administrative expense ratio [d]	14.2%	13.5%	13.6%	13.8%
Combined ratio [d]	81.2%	99.6%	88.1%	91.9%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on fixed maturities, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 29.
[c]	For detailed calculations see page 26.
[d]	For property and casualty business only.

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$702,278	$1,056,011	$1,008,178	$955,577	$949,404
Fixed maturities, trading at fair value	228,696	74,337	63,666	56,041	61,820
Fixed maturities, available for sale at fair value	3,007,356	2,872,146	3,615,549	3,424,866	3,592,039
Fixed maturities, held to maturity at amortized cost (fair value $1,033,551)	1,005,947	1,026,244	—	—	—
Other investments, at fair value	314,849	389,515	436,603	599,485	753,658
Accrued interest income	57,215	52,145	47,432	45,816	52,882
Premiums receivable	567,301	546,195	670,443	673,551	554,845
Losses and benefits recoverable from reinsurers	1,001,373	985,614	930,483	879,823	846,622
Deferred acquisition costs	65,648	66,451	70,097	64,000	51,337
Prepaid reinsurance premiums	190,613	206,924	246,068	238,700	192,889
Trades pending settlement	76,031	38,217	95,919	131,325	85,727
Other assets	122,439	114,947	108,121	108,190	110,772

Total assets	$7,339,746	$7,428,746	$7,292,559	$7,177,374	$7,251,995

LIABILITIES
Property and casualty losses	$3,178,094	$3,159,156	$3,058,337	$3,005,125	$2,938,171
Life and annuity benefits	1,372,513	1,415,836	1,389,052	1,306,573	1,366,976
Deposit liabilities	152,629	152,638	153,109	153,265	219,260
Funds withheld from reinsurers	140,079	142,384	140,826	148,942	164,157
Unearned property and casualty premiums	628,161	676,342	745,948	690,122	574,134
Reinsurance balances payable	146,085	151,615	190,479	165,008	160,686
Accounts payable and accrued expenses	67,088	92,722	54,964	54,108	81,916
Bank loans	—	—	105,000	300,000	375,000
Senior notes	90,464	91,379	91,375	91,369	91,364

Total liabilities	5,775,113	5,882,072	5,929,090	5,914,512	5,971,664

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—	—	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 55,867,125 shares issued and outstanding	55,867	57,013	56,599	55,883	55,806
Additional paid-in capital	752,309	773,923	772,047	768,585	763,391
Accumulated other comprehensive income (loss)	25,431	41,602	(49,730)	(107,588)	(45,399)
Retained earnings	731,026	674,136	584,553	545,982	506,533

Total shareholders’ equity	1,564,633	1,546,674	1,363,469	1,262,862	1,280,331

Total liabilities and shareholders’ equity	$7,339,746	$7,428,746	$7,292,559	$7,177,374	$7,251,995

Book Value Per Share	$28.01	$27.13	$24.09	$22.60	$22.94

Diluted Book Value Per Share (treasury stock method)	$27.36	$26.54	$23.53	$21.88	$22.46

Debt-to-capital ratio [a]	5.5%	5.6%	6.3%	16.0%	15.9%

[a]	Calculated as debt, being bank loans (excluding swap loan) and senior notes, divided by shareholders’ equity plus debt.

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTER ENDED
	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
REVENUES
Gross premiums written	$278,333	$265,886	$396,509	$434,273	$372,065	$400,197
Reinsurance premiums ceded	(103,143)	(83,290)	(129,669)	(164,379)	(114,196)	(78,176)

Net premiums written	$175,190	$182,596	$266,840	$269,894	$257,869	$322,021

Earned premiums	$325,078	$329,869	$354,620	$309,382	$409,572	$433,522
Earned premiums ceded	(117,805)	(121,853)	(125,835)	(119,100)	(108,073)	(70,604)

Net premiums earned	207,273	208,016	228,785	190,282	301,499	362,918
Net investment income	44,668	42,830	41,755	40,488	44,226	49,355
Net realized and unrealized gains (losses) on investments	17,325	24,528	21,472	18,441	(88,951)	50,080
Total other-than-temporary impairment losses	(125)	—	(5,190)	—	—	(1,087)
Portion of loss recognized in other comprehensive income (loss) before taxes	(800)	(139)	3,176	—	—	—

Net impairment losses recognized in earnings	(925)	(139)	(2,014)	—	—	(1,087)
Net realized gain on retirement of senior notes	111	—	—	—	2,245	—
Other income	(196)	819	974	1,306	457	158

Total revenues	268,256	276,054	290,972	250,517	259,476	461,424

LOSSES AND EXPENSES
Net losses and loss expenses	114,870	131,778	122,228	124,723	115,160	87,165
Claims and policy benefits	16,976	14,378	55,407	14,332	164,351	253,962
Acquisition costs	23,188	27,997	25,059	20,630	16,635	14,597
Interest expense	6,685	5,971	4,744	3,939	15,542	12,555
Net foreign exchange (gains) losses	702	406	(3,404)	(3,476)	7,889	10
Merger and acquisition expenses	(224)	(41,350)	4,785	5,223	(544)	—
General and administrative expenses	38,458	40,372	36,105	39,060	34,468	26,963

Total losses and expenses	200,655	179,552	244,924	204,431	353,501	395,252

INCOME (LOSS) BEFORE TAXES	67,601	96,502	46,048	46,086	(94,025)	66,172
Income tax expense	5,009	1,176	2,290	1,547	58	3,822

NET INCOME (LOSS)	62,592	95,326	43,758	44,539	(94,083)	62,350
Change in net unrealized gains and losses on available for sale securities, net of tax	(16,085)	95,794	36,933	(66,098)	118,821	24,841
Foreign currency translation adjustment	(86)	(4,462)	20,925	3,909	(17,471)	(1,557)

COMPREHENSIVE INCOME (LOSS)	$46,421	$186,658	$101,616	$(17,650)	$7,267	$85,634

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	55.9%	63.4%	65.1%	65.7%	74.9%	69.9%
Acquisition cost ratio [b]	11.1%	13.4%	13.0%	10.8%	11.2%	11.2%
General and administrative expense ratio [c]	14.2%	14.1%	12.7%	13.2%	13.5%	13.8%

Combined ratio	81.2%	90.9%	90.8%	89.7%	99.6%	94.9%

Basic earnings per share	$1.10	$1.67	$0.77	$0.79	$(1.67)	$1.07
Diluted earnings per share [d]	$1.08	$1.64	$0.76	$0.78	$(1.67)	$1.00
Net operating income per share - diluted [e]	$1.04	$0.92	$0.83	$0.82	$(1.52)	$1.01
Annualized ROAE [f]	16.1%	26.2%	13.3%	14.0%	(29.5%)	16.0%
Annualized Net Operating ROAE [f]	15.5%	14.8%	14.6%	14.8%	(26.8%)	16.3%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss
[e]	See page 28 for calculation of net operating income per share - diluted.
[f]	See page 26 for calculation of annualized return on average shareholders’equity (ROAE) and net operating ROAE

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	YEAR ENDED
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
REVENUE
Gross premiums written	$1,375,001	$1,254,250	$1,078,286
Reinsurance premiums ceded	(480,481)	(414,047)	(281,696)

Net premiums written	$894,520	$840,203	$796,590

Earned premiums	$1,318,949	$1,170,248	$1,074,173
Earned premiums ceded	(484,593)	(356,738)	(256,268)

Net premiums earned	834,356	813,510	817,905
Net investment income	169,741	181,624	188,206
Net realized and unrealized gains (losses) on investments	81,765	(234,965)	183,791
Total other-than-temporary impairment losses	(5,315)	(16,887)	(1,087)
Portion of loss recognized in other comprehensive income (loss) before taxes	2,237	—	—

Net impairment losses recognized in earnings	(3,078)	(16,887)	(1,087)
Net realized gain on retirement of senior notes	111	2,245	—
Other income	2,903	1,458	745

Total revenues	1,085,798	746,985	1,189,560

LOSSES AND EXPENSES
Net losses and loss expenses	493,599	393,745	330,394
Claims and policy benefits	101,093	301,526	345,602
Acquisition costs	96,874	52,379	61,360
Interest expense	21,339	36,089	42,663
Net foreign exchange (gains) losses	(5,772)	9,873	25
Merger and acquisition expenses	(31,566)	2,944	—
General and administrative expenses	153,995	124,515	106,689

Total losses and expenses	829,562	921,071	886,733

INCOME (LOSS) BEFORE TAXES	256,236	(174,086)	302,827
Income tax expense (benefit)	10,021	1,232	(422)

NET INCOME (LOSS)	246,215	(175,318)	303,249
Change in net unrealized gains and losses on available for sale securities, net of tax	50,544	9,882	369
Foreign currency translation adjustment	20,286	(34,940)	978

COMPREHENSIVE INCOME (LOSS)	$317,045	$(200,376)	$304,596

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	62.4%	68.9%	64.0%
Acquisition cost ratio [b]	12.1%	9.2%	11.6%
General and administrative expense ratio [c]	13.6%	13.8%	12.6%

Combined ratio	88.1%	91.9%	88.2%

Basic earnings per share	$4.32	$(3.10)	$5.06
Diluted earnings per share [d]	$4.26	$(3.10)	$4.75
Net operating income per share - diluted [e]	$3.62	$(2.54)	$4.81
Annualized ROAE [f]	17.3%	(12.2%)	20.4%
Annualized Net Operating ROAE [f]	14.7%	(10.0%)	20.7%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss
[e]	See page 28 for calculation of net operating income per share - diluted.
[f]	See page 26 for calculation of annualized return on average shareholders’equity (ROAE) and net operating ROAE

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA - THREE MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$125,040	$66,732	$66,210	$18,344	$276,326	$2,007	$—	$278,333
Reinsurance premiums ceded	(66,007)	569	(36,517)	(921)	(102,876)	(267)	—	(103,143)

Net premiums written	$59,033	$67,301	$29,693	$17,423	$173,450	$1,740	$—	$175,190

Earned premiums	$109,381	$111,440	$71,061	$31,189	$323,071	$2,007	$—	$325,078
Earned premiums ceded	(53,417)	(13,867)	(42,886)	(7,368)	(117,538)	(267)	—	(117,805)

Net premiums earned	55,964	97,573	28,175	23,821	205,533	1,740	—	207,273
Net investment income	6,014	10,613	1,438	1,172	19,237	13,367	12,064	44,668
Net realized and unrealized gains on investments	893	2,073	84	3	3,053	8,192	6,080	17,325
Net impairment losses recognized in earnings	—	—	—	—	—	—	(925)	(925)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	111	111
Other income	—	—	42	183	225	(120)	(301)	(196)

Total revenues	62,871	110,259	29,739	25,179	228,048	23,179	17,029	268,256
Net losses and loss expenses	26,326	61,718	16,312	10,514	114,870	—	—	114,870
Claims and policy benefits	—	—	—	—	—	16,976	—	16,976
Acquisition costs	270	17,578	1,628	3,339	22,815	373	—	23,188
Interest expense	781	4,191	—	—	4,972	525	1,188	6,685
Net foreign exchange losses	—	—	—	69	69	—	633	702
Merger and acquisition expenses	—	—	—	—	—	—	(224)	(224)
General and administrative expenses	6,798	8,174	10,034	4,116	29,122	606	8,730	38,458

Total losses and expenses	34,175	91,661	27,974	18,038	171,848	18,480	10,327	200,655

Income before taxes	$28,696	$18,598	$1,765	$7,141	$56,200	$4,699	$6,702	$67,601

Loss ratio [a]	47.0%	63.3%	57.9%	44.1%	55.9%
Acquisition cost ratio [b]	0.5%	18.0%	5.8%	14.0%	11.1%
General and administrative expense ratio [c]	12.2%	8.3%	35.6%	17.3%	14.2%

Combined ratio	59.7%	89.6%	99.3%	75.4%	81.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business

MAX CAPITAL GROUP LTD.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

	Property & Casualty
	Bermuda/Dublin
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	47.0%	63.3%	57.9%	44.1%	55.9%
Acquisition cost ratio	0.5%	18.0%	5.8%	14.0%	11.1%
General and administration expense ratio	12.2%	8.3%	35.6%	17.3%	14.2%

Combined ratio	59.7%	89.6%	99.3%	75.4%	81.2%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	26.7%	12.2%	2.3%	14.1%	15.0%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	73.7%	75.5%	60.2%	58.2%	70.9%
Acquisition cost ratio	0.5%	18.0%	5.8%	14.0%	11.1%
General and administration expense ratio	12.2%	8.3%	35.6%	17.3%	14.2%

Combined ratio	86.4%	101.8%	101.6%	89.5%	96.2%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$125,040	$81,134	$133,911	$87,682	$113,080	$98,848
Reinsurance premiums ceded	(66,007)	(41,884)	(49,251)	(54,941)	(64,999)	(55,568)

Net premiums written	$59,033	$39,250	$84,660	$32,741	$48,081	$43,280

Earned premiums	$109,381	$103,961	$101,551	$102,197	$92,988	$98,792
Earned premiums ceded	(53,417)	(54,814)	(50,743)	(52,153)	(48,134)	(48,369)

Net premiums earned	55,964	49,147	50,808	50,044	44,854	50,423
Net investment income	6,014	5,898	5,722	5,241	5,124	4,104
Net realized and unrealized gains (losses) on investments	893	1,298	1,003	1,236	(9,923)	3,755
Other income	—	91	—	1,147	—	—

Total revenues	62,871	56,434	57,533	57,668	40,055	58,282
Net losses and loss expenses	26,326	31,756	37,809	36,464	33,331	43,017
Acquisition costs	270	369	(470)	(1,402)	(865)	(190)
Interest expense	781	—	—	—	—	—
General and administrative expenses	6,798	7,281	5,415	5,129	5,049	5,939

Total losses and expenses	34,175	39,406	42,754	40,191	37,515	48,766

Income before taxes	$28,696	$17,028	$14,779	$17,477	$2,540	$9,516

Loss ratio	47.0%	64.6%	74.4%	72.9%	74.3%	85.3%
Acquisition cost ratio	0.5%	0.8%	(0.9%)	(2.8%)	(1.9%)	(0.4%)
General and administration expense ratio	12.2%	14.8%	10.6%	10.2%	11.2%	11.8%

Combined ratio	59.7%	80.2%	84.1%	80.3%	83.6%	96.7%

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2009	Sept. 30, 2008	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$66,732	$94,118	$95,196	$232,982	$42,025	$36,391
Reinsurance premiums ceded	569	(11,106)	(18,085)	(51,383)	(7,288)	(2,936)

Net premiums written	$67,301	$83,012	$77,111	$181,599	$34,737	$33,455

Earned premiums	$111,440	$128,458	$112,550	$123,986	$115,494	$84,870
Earned premiums ceded	(13,867)	(25,367)	(22,825)	(26,519)	(26,549)	(12,970)

Net premiums earned	97,573	103,091	89,725	97,467	88,945	71,900
Net investment income	10,613	10,404	9,975	9,228	8,272	9,199
Net realized and unrealized gains (losses) on investments	2,073	3,040	2,385	3,042	(21,458)	11,656
Other income	—	—	12	—	—	—

Total revenues	110,259	116,535	102,097	109,737	75,759	92,755
Net losses and loss expenses	61,718	68,728	57,813	66,215	68,423	41,833
Acquisition costs	17,578	20,299	15,734	17,463	16,154	13,663
Interest expense	4,191	1,706	1,191	(497)	5,134	2,971
General and administrative expenses	8,174	8,857	7,223	7,524	6,567	7,966

Total losses and expenses	91,661	99,590	81,961	90,705	96,278	66,433

Income (loss) before taxes	$18,598	$16,945	$20,136	$19,032	$(20,519)	$26,322

Loss ratio	63.3%	66.7%	64.4%	67.9%	76.9%	58.2%
Acquisition cost ratio	18.0%	19.7%	17.5%	18.0%	18.2%	19.0%
General and administration expense ratio	8.3%	8.5%	8.1%	7.7%	7.4%	11.1%

Combined ratio	89.6%	94.9%	90.0%	93.6%	102.5%	88.3%

MAX CAPITAL GROUP LTD.

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$66,210	$69,419	$81,016	$68,833	$60,191	$26,551
Reinsurance premiums ceded	(36,517)	(26,259)	(51,659)	(40,661)	(37,376)	(19,536)

Net premiums written	$29,693	$43,160	$29,357	$28,172	$22,815	$7,015

Earned premiums	$71,061	$68,175	$63,078	$54,356	$43,502	$11,453
Earned premiums ceded	(42,886)	(37,074)	(41,657)	(32,951)	(27,803)	(9,130)

Net premiums earned	28,175	31,101	21,421	21,405	15,699	2,323
Net investment income	1,438	1,461	1,495	1,593	1,672	2,118
Net realized and unrealized gains on investments	84	—	—	148	—	—
Other income	42	52	372	(152)	163	—

Total revenues	29,739	32,614	23,288	22,994	17,534	4,441
Net losses and loss expenses	16,312	21,266	13,149	12,085	10,936	2,315
Acquisition costs	1,628	1,926	2,723	1,224	980	472
General and administrative expenses	10,034	7,804	5,635	7,756	6,636	3,281

Total losses and expenses	27,974	30,996	21,507	21,065	18,552	6,068

Income (loss) before taxes	$1,765	$1,618	$1,781	$1,929	$(1,018)	$(1,627)

Loss ratio	57.9%	68.4%	61.4%	56.5%	69.7%	99.7%
Acquisition cost ratio	5.8%	6.2%	12.7%	5.7%	6.2%	20.3%
General and administration expense ratio	35.6%	25.1%	26.3%	36.2%	42.3%	n/a

Combined ratio	99.3%	99.7%	100.4%	98.4%	118.2%	n/a

MAX CAPITAL GROUP LTD.

MAX AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008 [a]
Gross premiums written	$18,344	$21,087	$45,363	$44,179	$8,844
Reinsurance premiums ceded	(921)	(4,015)	(10,647)	(17,301)	(4,294)

Net premiums written	$17,423	$17,072	$34,716	$26,878	$4,550

Earned premiums	$31,189	$29,147	$36,418	$28,246	$9,663
Earned premiums ceded	(7,368)	(4,572)	(10,583)	(7,384)	(5,349)

Net premiums earned	23,821	24,575	25,835	20,862	4,314
Net investment income	1,172	1,749	645	822	542
Net realized and unrealized gains on investments	3	1,400	720	467	508
Other income	183	(33)	436	72	160

Total revenues	25,179	27,691	27,636	22,223	5,524
Net losses and loss expenses	10,514	10,028	13,457	9,959	2,470
Acquisition costs	3,339	5,250	6,395	3,152	981
Net foreign exchange losses (gains)	69	42	(1,656)	(3,510)	(382)
General and administrative expenses	4,116	5,423	5,712	4,721	2,525

Total losses and expenses	18,038	20,743	23,908	14,322	5,594

Income (loss) before taxes	$7,141	$6,948	$3,728	$7,901	$(70)

Loss ratio	44.1%	40.8%	52.1%	47.7%	57.3%
Acquisition cost ratio	14.0%	21.4%	24.8%	15.1%	22.7%
General and administration expense ratio	17.3%	22.0%	22.1%	22.7%	58.5%

Combined ratio	75.4%	84.2%	99.0%	85.5%	138.5%

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$2,007	$128	$41,023	$597	$147,925	$238,407
Reinsurance premiums ceded	(267)	(26)	(27)	(93)	(239)	(136)

Net premiums written	$1,740	$102	$40,996	$504	$147,686	$238,271

Earned premiums	$2,007	$128	$41,023	$597	$147,925	$238,407
Earned premiums ceded	(267)	(26)	(27)	(93)	(238)	(135)

Net premiums earned	1,740	102	40,996	504	147,687	238,272
Net investment income	13,367	13,143	12,917	11,566	10,126	11,675
Net realized and unrealized gains (losses) on investments	8,192	11,932	9,346	7,868	(42,170)	17,399
Other income	(120)	—	—	—	—	—

Total revenues	23,179	25,177	63,259	19,938	115,643	267,346
Claims and policy benefits	16,976	14,378	55,407	14,332	164,351	253,962
Acquisition costs	373	153	677	193	(615)	652
Interest expense	525	2,349	837	(383)	4,722	2,496
General and administrative expenses	606	829	657	694	644	687

Total losses and expenses	18,480	17,709	57,578	14,836	169,102	257,797

Income (loss) before taxes	$4,699	$7,468	$5,681	$5,102	$(53,459)	$9,549

MAX CAPITAL GROUP LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

		FOR THE QUARTERS ENDED
		Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	S	$39,520	$13,495	$10,634	$6,185	$31,164	$26,526
Excess Liability	L	26,683	19,084	33,352	34,648	26,933	25,355
Professional Liability	L	45,059	39,146	63,258	32,441	42,575	40,826
Property	S	13,778	9,409	26,667	14,408	12,408	6,141

		125,040	81,134	133,911	87,682	113,080	98,848
Bermuda/Dublin Reinsurance:
Agriculture	S	2,212	(95)	(233)	87,666	234	113
Aviation	S	9,380	10,477	10,699	4,159	3,809	781
General Casualty	L	5,781	7,279	(2,016)	18,141	1,926	2,011
Marine & Energy	S	3,599	5,987	(343)	9,078	4,877	14,019
Medical Malpractice	L	11,086	2,567	17,437	36,393	12,578	3,270
Other	S	29	—	402	1,866	(914)	5,753
Professional Liability	L	25,609	20,992	15,219	9,711	9,412	(3,442)
Property	S	(2,375)	13,541	33,692	42,181	1,506	(7,512)
Whole Account	L	2,947	2,546	1,588	4,375	2,425	2,529
Workers’ Compensation	L	8,464	30,824	18,751	19,412	6,172	18,869

		66,732	94,118	95,196	232,982	42,025	36,391
U.S. Specialty:
General Casualty	L	18,756	27,267	22,816	18,943	16,989	12,302
Marine	S	15,443	16,168	14,968	14,781	12,944	1,220
Professional Liability	L	576	—	—	—	—	—
Property	S	31,435	25,984	43,232	35,109	30,258	13,029

		66,210	69,419	81,016	68,833	60,191	26,551
Max at Lloyd’s [a]:
Accident & Health	S	1,245	3,692	5,255	12,410	408	—
Aviation	S	2,611	—	—	—	—	—
Financial Institutions	L	5,446	6,873	7,679	3,824	4,062	—
Professional Liability	L	5,290	5,284	6,530	2,785	2,928	—
Property	S	3,752	5,238	25,899	25,160	1,446	—

		18,344	21,087	45,363	44,179	8,844	—

Aggregate Property & Casualty		$276,326	$265,758	$355,486	$433,676	$224,140	$161,790

Life & Annuity:
Annuity		$—	$—	$—	$—	$146,734	$237,251
Health		—	—	—	—	—	1
Life		2,007	128	41,023	597	1,191	1,155

Aggregate Life & Annuity		2,007	128	41,023	597	147,925	238,407

Aggregate P&C and Life & Annuity		$278,333	$265,886	$396,509	$434,273	$372,065	$400,197

[a] The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

S = Short tail lines		$120,629	$103,896	$170,872	$253,003	$98,140	$60,070
L = Long tail lines		155,697	161,862	184,614	180,673	126,000	101,720

Aggregate Property & Casualty		$276,326	$265,758	$355,486	$433,676	$224,140	$161,790

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA - YEAR ENDED DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$427,767	$489,028	$285,478	$128,973	$1,331,246	$43,755	$—	$1,375,001
Reinsurance premiums ceded	(212,083)	(80,005)	(155,096)	(32,884)	(480,068)	(413)	—	(480,481)

Net premiums written	$215,684	$409,023	$130,382	$96,089	$851,178	$43,342	$—	$894,520

Earned premiums	$417,090	$476,434	$256,670	$125,000	$1,275,194	$43,755	$—	$1,318,949
Earned premiums ceded	(211,127)	(88,578)	(154,568)	(29,907)	(484,180)	(413)	—	(484,593)

Net premiums earned	205,963	387,856	102,102	95,093	791,014	43,342	—	834,356
Net investment income	22,875	40,220	5,987	4,388	73,470	50,993	45,278	169,741
Net realized and unrealized gains on investments	4,430	10,540	232	2,590	17,792	37,338	26,635	81,765
Net impairment losses recognized in earnings	—	—	—	—	—	—	(3,078)	(3,078)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	111	111
Other income	1,238	12	314	658	2,222	(120)	801	2,903

Total revenues	234,506	438,628	108,635	102,729	884,498	131,553	69,747	1,085,798
Net losses and loss expenses	132,355	254,474	62,812	43,958	493,599	—	—	493,599
Claims and policy benefits	—	—	—	—	—	101,093	—	101,093
Acquisition costs	(1,233)	71,074	7,501	18,136	95,478	1,396	—	96,874
Interest expense	781	6,591	—	—	7,372	3,328	10,639	21,339
Net foreign exchange gains	—	—	—	(5,055)	(5,055)	—	(717)	(5,772)
Merger and acquisition expenses	—	—	—	—	—	—	(31,566)	(31,566)
General and administrative expenses	24,623	31,778	31,229	19,972	107,602	2,786	43,607	153,995

Total losses and expenses	156,526	363,917	101,542	77,011	698,996	108,603	21,963	829,562

Income before taxes	$77,980	$74,711	$7,093	$25,718	$185,502	$22,950	$47,784	$256,236

Loss ratio	64.3%	65.6%	61.5%	46.2%	62.4%
Acquisition cost ratio	(0.6%)	18.3%	7.3%	19.1%	12.1%
General and administration expense ratio	11.9%	8.2%	30.7%	21.0%	13.6%

Combined ratio	75.6%	92.1%	99.5%	86.3%	88.1%

MAX CAPITAL GROUP LTD.

CONSOLIDATED UNDERWRITING RATIOS - YEAR ENDED DECEMBER 31, 2009 (Unaudited)

	Property & Casualty
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total
	Insurance	Reinsurance
UNDERWRITING RATIOS
Loss ratio	64.3%	65.6%	61.5%	46.2%	62.4%
Acquisition cost ratio	(0.6%)	18.3%	7.3%	19.1%	12.1%
General and administration expense ratio	11.9%	8.2%	30.7%	21.0%	13.6%

Combined ratio	75.6%	92.1%	99.5%	86.3%	88.1%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	20.0%	8.3%	(1.1%)	6.5%	9.9%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	84.3%	73.9%	60.4%	52.7%	72.3%
Acquisition cost ratio	(0.6%)	18.3%	7.3%	19.1%	12.1%
General and administration expense ratio	11.9%	8.2%	30.7%	21.0%	13.6%

Combined ratio	95.6%	100.4%	98.4%	92.8%	98.0%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$427,767	$389,368	$382,926
Reinsurance premiums ceded	(212,083)	(198,098)	(201,987)

Net premiums written	$215,684	$191,270	$180,939

Earned premiums	$417,090	$371,080	$398,776
Earned premiums ceded	(211,127)	(189,125)	(199,223)

Net premiums earned	205,963	181,955	199,553
Net investment income	22,875	18,437	16,160
Net realized and unrealized gains (losses) on investments	4,430	(23,499)	14,271
Other income	1,238	1,112	—

Total revenues	234,506	178,005	229,984
Net losses and loss expenses	132,355	142,150	153,816
Acquisition costs	(1,233)	(2,810)	(1,162)
Interest expense	781	—	—
General and administrative expenses	24,623	21,101	19,348

Total losses and expenses	156,526	160,441	172,002

Income before taxes	$77,980	$17,564	$57,982

Loss ratio	64.3%	78.1%	77.1%
Acquisition cost ratio	(0.6%)	(1.5%)	(0.6%)
General and administration expense ratio	11.9%	11.6%	9.7%

Combined ratio	75.6%	88.2%	86.2%

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$489,028	$419,509	$345,156
Reinsurance premiums ceded	(80,005)	(92,421)	(44,565)

Net premiums written	$409,023	$327,088	$300,591

Earned premiums	$476,434	$426,157	$356,448
Earned premiums ceded	(88,578)	(84,366)	(43,501)

Net premiums earned	387,856	341,791	312,947
Net investment income	40,220	36,069	41,025
Net realized and unrealized gains (losses) on investments	10,540	(51,096)	53,021
Other income	12	—	—

Total revenues	438,628	326,764	406,993
Net losses and loss expenses	254,474	218,749	173,317
Acquisition costs	71,074	51,328	60,910
Interest expense	6,591	7,516	11,890
General and administrative expenses	31,778	28,548	28,394

Total losses and expenses	363,917	306,141	274,511

Income before taxes	$74,711	$20,623	$132,482

Loss ratio	65.6%	64.0%	55.4%
Acquisition cost ratio	18.3%	15.0%	19.4%
General and administration expense ratio	8.2%	8.4%	9.1%

Combined ratio	92.1%	87.4%	83.9%

MAX CAPITAL GROUP LTD.

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$285,478	$194,353	$48,243
Reinsurance premiums ceded	(155,096)	(118,710)	(34,610)

Net premiums written	$130,382	$75,643	$13,633

Earned premiums	$256,670	$121,172	$16,988
Earned premiums ceded	(154,568)	(77,374)	(13,010)

Net premiums earned	102,102	43,798	3,978
Net investment income	5,987	7,235	5,974
Net realized and unrealized gains (losses) on investments	232	(523)	—
Other income	314	303	—

Total revenues	108,635	50,813	9,952
Net losses and loss expenses	62,812	30,376	3,261
Acquisition costs	7,501	3,039	376
General and administrative expenses	31,229	27,235	17,430

Total losses and expenses	101,542	60,650	21,067

Income (loss) before taxes	$7,093	$(9,837)	$(11,115)

Loss ratio	61.5%	69.4%	82.0%
Acquisition cost ratio	7.4%	6.9%	9.5%
General and administration expense ratio	30.6%	62.2%	n/a

Combined ratio	99.5%	138.5%	n/a

MAX CAPITAL GROUP LTD.

MAX AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	Dec. 31, 2009	Dec. 31, 2008 [a]
Gross premiums written	$128,973	$8,844
Reinsurance premiums ceded	(32,884)	(4,294)

Net premiums written	$96,089	$4,550

Earned premiums	$125,000	$9,663
Earned premiums ceded	(29,907)	(5,349)

Net premiums earned	95,093	4,314
Net investment income	4,388	542
Net realized and unrealized gains on investments	2,590	508
Other income	658	160

Total revenues	102,729	5,524
Net losses and loss expenses	43,958	2,470
Acquisition costs	18,136	981
Net foreign exchange gains	(5,055)	(382)
General and administrative expenses	19,972	2,525

Total losses and expenses	77,011	5,594

Income (loss) before taxes	$25,718	$(70)

Loss ratio	46.2%	57.3%
Acquisition cost ratio	19.1%	22.7%
General and administration expense ratio	21.0%	58.5%

Combined ratio	86.3%	138.5%

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$43,755	$242,176	$301,961
Reinsurance premiums ceded	(413)	(524)	(534)

Net premiums written	$43,342	$241,652	$301,427

Earned premiums	$43,755	$242,176	$301,961
Earned premiums ceded	(413)	(524)	(534)

Net premiums earned	43,342	241,652	301,427
Net investment income	50,993	40,058	33,936
Net realized and unrealized gains (losses) on investments	37,338	(100,921)	60,713
Other income	(120)	—	—

Total revenues	131,553	180,789	396,076
Claims and policy benefits	101,093	301,526	345,602
Acquisition costs	1,396	(159)	1,236
Interest expense	3,328	6,818	6,864
General and administrative expenses	2,786	2,917	2,813

Total losses and expenses	108,603	311,102	356,515

Income (loss) before taxes	$22,950	$(130,313)	$39,561

MAX CAPITAL GROUP LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

		FOR THE YEARS ENDED
		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	S	$69,834	$53,034	$40,934
Excess Liability	L	113,767	123,490	131,515
Professional Liability	L	179,904	159,140	157,450
Property	S	64,262	53,704	53,027

		427,767	389,368	382,926
Bermuda/Dublin Reinsurance:
Agriculture	S	$89,550	$80,454	$985
Aviation	S	34,715	31,555	34,095
General Casualty	L	29,185	10,165	16,716
Marine & Energy	S	18,321	12,769	47,077
Medical Malpractice	L	67,483	77,133	53,138
Other	S	2,297	1,934	6,031
Professional Liability	L	71,531	38,718	33,640
Property	S	87,039	99,280	89,197
Whole Account	L	11,456	12,906	15,080
Workers’Compensation	L	77,451	54,595	49,197

		489,028	419,509	345,156
U.S. Specialty:
General Casualty	L	87,782	59,838	12,302
Marine	S	61,360	38,667	1,220
Professional Liability	L	576	—	—
Property	S	135,760	95,848	34,721

		285,478	194,353	48,243
Max at Lloyd’s [a]:
Accident & Health	S	22,602	408	—
Aviation	S	2,611	—	—
Financial Institutions	L	23,822	4,062	—
Professional Liability	L	19,889	2,928	—
Property	S	60,049	1,446	—

		128,973	8,844	—

Aggregate Property & Casualty		$1,331,246	$1,012,074	$776,325

Life & Annuity:
Annuity		$—	$239,555	$299,261
Health		—	—	29
Life		43,755	2,621	2,671

Aggregate Life & Annuity		43,755	242,176	301,961

Aggregate P&C and Life & Annuity		$1,375,001	$1,254,250	$1,078,286

[a] The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

S = Short tail lines		$648,400	$469,099	$307,287
L = Long tail lines		682,846	542,975	469,038

Aggregate Property & Casualty		$1,331,246	$1,012,074	$776,325

MAX CAPITAL GROUP LTD.

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of 31-Dec-09	Investment Distribution	As of 31-Dec-08	Investment Distribution	As of 31-Dec-09	Investment Distribution	As of 31-Dec-08	Investment Distribution
Cash and Cash Equivalents	$702,278	13.4%	$949,404	17.7%	$702,278	13.3%	$949,404	17.7%

U.S. Government and Agencies	525,427	10.0%	407,128	7.6%	525,427	9.9%	407,128	7.6%
Non-U.S. Government	82,027	1.5%	662,566	12.4%	82,027	1.6%	662,566	12.4%
Corporate Securities	1,375,999	26.2%	1,471,379	27.5%	1,375,999	26.0%	1,471,379	27.5%
Municipal Securities	83,658	1.6%	48,597	0.9%	83,658	1.6%	48,597	0.9%
Asset-Backed Securities	102,006	1.9%	178,554	3.3%	102,006	1.9%	178,554	3.3%
Residential Mortgage-Backed Securities	763,974	14.5%	713,419	13.3%	763,974	14.5%	713,419	13.3%
Commercial Mortgage-Backed Securities	302,961	5.8%	172,216	3.2%	302,961	5.7%	172,216	3.2%

Fixed Maturities carried at Fair Value	$3,236,052	61.5%	$3,653,859	68.2%	$3,236,052	61.2%	$3,653,859	68.2%

Other Investments carried at Fair Value	$314,849	6.0%	$753,658	14.1%	$314,849	6.0%	$753,658	14.1%

Total investments carried at Fair Value	$4,253,179	80.9%	$5,356,921	100.0%	$4,253,179	80.5%	$5,356,921	100.0%

U.S. Government and Agencies	$14,050	0.3%	$—	—	$13,535	0.2%	$—	—
Non-U.S. Government	573,250	10.9%	—	—	584,284	11.0%	—	—
Corporate Securities	418,647	7.9%	—	—	435,732	8.3%	—	—

Fixed Maturities carried at Amortized Cost	$1,005,947	19.1%	$—	—	$1,033,551	19.5%	$—	—

Total Investments	$5,259,126	100.0%	$5,356,921	100.0%	$5,286,730	100.0%	$5,356,921	100.0%

Credit Ratings	As of 31-Dec-09	Ratings Distribution	As of 31-Dec-08	Ratings Distribution	As of 31-Dec-09	Ratings Distribution	As of 31-Dec-08	Ratings Distribution
U.S. Government and Agencies [a]	$1,214,895	28.6%	$987,714	27.0%	$1,214,895	28.5%	$987,714	27.0%
AAA	720,364	17.0%	1,567,688	42.9%	720,364	16.9%	1,567,688	42.9%
AA	325,997	7.7%	406,299	11.1%	325,997	7.6%	406,299	11.1%
A	731,723	17.3%	622,646	17.1%	731,723	17.1%	622,646	17.1%
BBB	100,841	2.4%	59,432	1.6%	100,841	2.4%	59,432	1.6%
BB	34,781	0.8%	4,161	0.1%	34,781	0.8%	4,161	0.1%
B or lower	107,451	2.5%	5,919	0.2%	107,451	2.5%	5,919	0.2%

Fixed Maturities carried at Fair Value	$3,236,052	76.3%	$3,653,859	100.0%	$3,236,052	75.8%	$3,653,859	100.0%

U.S. Government and Agencies	14,050	0.3%	$—	—	13,535	0.3%	$—	—
AAA	717,954	16.9%	—	—	734,595	17.2%	—	—
AA	101,675	2.4%	—	—	105,296	2.5%	—	—
A	158,141	3.7%	—	—	165,172	3.9%	—	—
BBB	12,672	0.3%	—	—	13,478	0.3%	—	—
BB	—	0.0%	—	—	—	0.0%	—	—
B or lower	1,455	0.1%	—	—	1,475	0.0%	—	—
			—	—			—	—

Fixed Maturities carried at Amortized Cost	$1,005,947	23.7%	$—	—	$1,033,551	24.2%	$—	—

Total Fixed Maturities	$4,241,999	100.0%	$3,653,859	100.0%	$4,269,603	100.0%	$3,653,859	100.0%

[a] Included within US Government and Agencies are Agency-issued Residential Mortgage-Backed Securities with a fair value of $689,468

	Quarter Ended 31-Dec-09	Quarter Ended 30-Sep-09	Quarter Ended 30-Jun-09	Quarter Ended 31-Mar-09	Year ended 31-Dec-09	Year ended 31-Dec-08
Net investment income	$44,668	$42,830	$41,755	$40,488	$169,741	$181,624
Net realized and unrealized gains (losses) on investments:
Change in fair value of other investments	13,820	23,275	21,406	18,013	76,514	(232,993)
Realized and unrealized gains (losses) on trading fixed maturities	3	1,400	720	467	2,590	508
Net realized gains (losses) on available for sale fixed maturities	3,234	(655)	(654)	(39)	1,885	(2,480)
Change in fair value of derivatives	268	508	—	—	776	—

	17,325	24,528	21,472	18,441	81,765	(234,965)
Net impairment losses recognized in earnings	(925)	(139)	(2,014)	—	(3,078)	(16,887)

MAX CAPITAL GROUP LTD.

HEDGE FUND DETAIL - AS OF DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

		Periodic Rate of Return
	Fair Value	Last 3 Months	Last 12 months	Last 60 months*
Convertible Arbitrage	$—	0.00%	16.99%	(0.45%)
Distressed Securities	62,897	5.97%	20.53%	7.71%
Diversified Arbitrage	34,503	3.56%	11.69%	(2.54%)
Emerging Markets	26,211	2.68%	35.62%	7.29%
Event-Driven Arbitrage	41,724	9.93%	28.02%	7.15%
Fixed Income Arbitrage	14,351	2.03%	18.66%	12.96%
Global Macro	34,299	1.51%	10.14%	4.86%
Long / Short Credit	9,426	3.09%	21.03%	6.02%
Long / Short Equity	85,901	0.29%	10.84%	5.39%
Opportunistic	2,765	0.63%	(32.22%)	(6.04%)

Hedge Funds **	312,077	2.66%	12.27%	3.53%
Reinsurance Private Equity	2,772	9.62%	21.56%	15.24%

Other Investments	$314,849	2.71%	12.35%	3.37%

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]		1.46%	11.46%	2.77%

Hedge Fund Performance History – 60 months ended December 31, 2009

Annual standard deviation	6.87%

Monthly performance	2005	2006	2007	2008	2009
January	0.16%	2.75%	1.28%	(1.37%)	2.13%
February	1.69%	0.39%	1.50%	1.83%	0.65%
March	(0.61%)	1.22%	1.90%	(2.58%)	(0.76%)
April	(0.65%)	1.89%	2.30%	(0.13%)	(0.84%)
May	(0.68%)	(1.74%)	2.59%	2.51%	2.45%
June	1.20%	(0.66%)	0.85%	0.93%	1.53%
July	1.33%	(0.71%)	0.99%	(4.12%)	1.40%
August	0.98%	0.02%	(1.62%)	(2.14%)	0.78%
September	1.84%	(2.04%)	1.85%	(7.31%)	1.71%
October	(1.45%)	1.37%	4.15%	(4.85%)	1.53%
November	0.61%	1.81%	0.10%	(1.75%)	0.35%
December	1.37%	1.96%	(0.13%)	(1.92%)	0.77%

Quarterly performance
Q1	1.22%	4.41%	4.75%	(2.15%)	2.00%
Q2	(0.14%)	(0.54%)	5.83%	3.33%	3.14%
Q3	4.21%	(2.72%)	1.18%	(13.03%)	3.94%
Q4	0.51%	5.22%	4.11%	(8.31%)	2.66%
Period return	5.88%	6.30%	16.78%	(19.38%)	12.27%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as at February 8, 2010.
*	Annualized
**	Net of all fees

MAX CAPITAL GROUP LTD.

LARGEST 25 CORPORATE HOLDINGS - AS OF DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	DECEMBER 31, 2009
Issuer	Amortized Cost	Fair Value
European Investment Bank	$62,957	$58,706
KFW-Kredit Wiederaufrbau	51,036	53,334
General Electric Cap Corp	50,491	50,232
Citigroup Inc	39,691	38,466
JP Morgan Chase & Co	38,443	38,892
Morgan Stanley	33,389	34,147
Wal-Mart Stores	26,756	26,867
Hypo PFandBriefBK Intl	26,322	28,080
Goldman Sachs Group Inc	23,489	23,824
UBS AG	23,422	23,597
Deutsche Bank	22,472	23,978
Network Rail	21,908	21,762
BP Capital Markets plc	20,215	20,499
Wells Fargo Company	20,039	20,057
Conocco Philips	19,895	20,866
Credit Suisse USA Inc	19,605	19,793
Nord Deutsche Landesbank	17,783	18,029
Credit Agricole	17,267	17,418
Caisse D’amort Dette SOC	17,252	20,100
Roche Holdings	16,502	17,657
Bank of America	15,996	15,909
Praxair Inc	15,717	15,879
Verizon Communications	15,042	15,717
HBOS Treasury Services plc	14,993	14,875
Intl BK Recon & Develop	14,785	14,131
FPL Group Capital Inc	14,388	14,750

	$659,855	$667,565

MAX CAPITAL GROUP LTD.

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE YEARS ENDED
	2009	2008	2007
Income and Return on Equity:
Net income (loss)	$246,215	$(175,318)	$303,249
Net operating income (loss)	$208,907	$(143,752)	$307,273
Shareholders’ equity	$1,564,633	$1,280,331	$1,583,894

Annualized return on average shareholders’equity [a]	17.3%	(12.2%)	20.4%
Annualized net operating return on average shareholders’equity [a]	14.7%	(10.0%)	20.7%

Book value and dividends per share:
Diluted book value per share	$27.36	$22.46	$25.59
Dividends paid per share	$0.38	$0.36	$0.32

Change in diluted book value per share	21.8%	(12.2%)	18.7%

Dividend payout ratio [b]	1.7%	1.3%	1.4%

Total return to shareholders [c]	23.5%	(10.9%)	20.1%

[a]	Annualized return on average shareholders’equity is defined as annualized net income divided by the average of the beginning and ending shareholders’equity. Annualized net operating return on average shareholders’equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’equity.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

MAX CAPITAL GROUP LTD.

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTERS ENDED		YEARS ENDED
	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008
Net income available to common shareholders	$62,592	$(94,083)	$246,215	$(175,318)
Denominator:
Weighted average shares - basic
Outstanding [a]	56,687,373	55,948,305	56,615,080	56,222,466
Unvested restricted share units	403,557	347,759	391,828	343,122

	57,090,930	56,296,064	57,006,908	56,565,588
Share equivalents:
Warrants	720,029	—	608,161	—
Options	220,437	—	150,669	—
Employee Stock Purchase Plan	4,379	—	1,399	—

Weighted average shares - diluted [b] [c]	58,035,775	56,296,064	57,767,137	56,565,588

Basic earnings per common share	$1.10	$(1.67)	$4.32	$(3.10)

Diluted earnings per common share [c]	$1.08	$(1.67)	$4.26	$(3.10)

[a]	Includes weighted average unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.
[c]	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss.

MAX CAPITAL GROUP LTD.

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTERS ENDED		YEARS ENDED
	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008
Net income	$62,592	$(94,083)	$246,215	$(175,318)
Add (Less) after-tax items:
Net realized and unrealized (gains) losses on fixed maturities [a]	(2,576)	1,108	(1,411)	18,640
Net foreign exchange (gains) losses	682	7,999	(4,331)	9,982
Merger and acquisition expenses	(224)	(544)	(31,566)	2,944

Net operating income	60,474	(85,520)	208,907	(143,752)

Weighted average shares outstanding:
Basic	57,090,930	56,296,064	57,006,908	56,565,588
Diluted [a]	58,035,775	56,296,064	57,767,137	56,565,588
Basic per share data
Earnings per share	$1.10	$(1.67)	$4.32	$(3.10)
Add (Less) after-tax items:
Net realized and unrealized (gains) losses on fixed maturities [a]	(0.05)	$0.02	(0.02)	0.33
Net foreign exchange (gains) losses	0.01	0.14	(0.08)	0.18
Merger and acquisition expenses	—	(0.01)	(0.56)	0.05

Net operating income per share	$1.06	$(1.52)	$3.66	$(2.54)

Diluted per share data [b]
Diluted earnings per share	$1.08	$(1.67)	$4.26	$(3.10)
Add (Less) after-tax items:
Net realized and unrealized (gains) losses on fixed maturities [a]	(0.05)	0.02	(0.02)	0.33
Net foreign exchange (gains) losses	0.01	0.14	(0.07)	0.18
Merger and acquisition expenses	—	(0.01)	(0.55)	0.05

Net operating income per diluted share	$1.04	$(1.52)	$3.62	$(2.54)

[a]	Net realized and unrealized (gains) losses on fixed maturities includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings and changes in fair value of investment derivatives.
[b]	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss.

MAX CAPITAL GROUP LTD.

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Dec 31, 2009	Dec 31, 2008
Price per share at period end	$22.30	$17.70
Basic common shares outstanding [a]	55,867,125	55,905,509
Add: unvested restricted stock units	406,514	347,759
Add: dilutive impact of warrants outstanding	683,163	635,729
Add: dilutive impact of options outstanding	221,656	128,160

Diluted shares outstanding [b]	57,178,458	57,017,157

Basic book value per common share	$28.01	$22.94
Diluted book value per common share	$27.36	$22.46

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

MAX CAPITAL GROUP LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share and net operating return on average shareholders’ equity. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on fixed maturities (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings and changes in fair value of investment derivatives), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized and unrealized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholder’s equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. This non-GAAP measure allows management to assess how the Company has performed in terms of wealth generated for our shareholders.